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                                                                   Exhibit 10.16
                                                                   -------------
                             EMPLOYMENT AGREEMENT
                             --------------------


     THIS AGREEMENT is made on February 23, 1998 by and between MICHAEL E. KOLOWICH of 116 Monument Street, Concord, Massachusetts 01742 (the "Executive"), and DESKTOP DATA, INC., a Delaware corporation with a principal place of business at 80 Blanchard Road, Burlington, Massachusetts 01803 (the "Company").

     WHEREAS, the Company shall be the surviving entity of a merger (the "Merger") with Individual, Inc., pursuant to an Agreement and Plan of Merger and Reorganization dated November 2, 1997 (the "Merger Agreement"); and

     WHEREAS, the Executive is Chief Executive Officer of Individual, Inc. as of the time of the Merger; and

     WHEREAS, the Company desires to (i) employ the Executive to render services to the Company as an employee consultant and (ii) appoint the Executive to serve on its Board of Directors, and the Executive desires to accept such employment and appointment, all on the terms and conditions hereinafter provided;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants and obligations herein contained, the parties hereto agree as follows:

     1.  Positions and Responsibilities
         ------------------------------
         (a) Employment Position.  The Executive shall serve the Company as
             -------------------
Senior Executive Consultant under the terms and conditions of this Agreement. As Senior Executive Consultant the Executive shall report to the Chief Executive Officer of
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                                      -2-


the Company, and his service shall be subject to the direction and control of the Chief Executive Officer and the Board of Directors (the "Board", which term shall include any committee to which the Board may delegate its authority with respect to matters subject to this Agreement).

         (b) Board Position.  On or about the effective date of the Merger the
             --------------
Board shall nominate and appoint the Executive as a director of the Company. Thereafter, during the term of this Agreement, the Board shall designate and nominate the Executive as a director of the Company and, if elected by the stockholders of the Company, the Executive shall accept such position and diligently perform the duties arising from such position. For his first term as a director the Board shall nominate and appoint the Executive to the position of Vice Chairman.

         (c) Responsibilities through April 30, 1998.  For the period beginning
             ---------------------------------------
with the commencement of the term of this Agreement (as set forth in Paragraph
2) and ending April 30, 1998 (the "Transition Period"), the Executive shall be engaged in the performance of his duties hereunder, which shall include (i) assisting the Chief Executive Officer in matters relating to transition and restructuring arising from the Merger and marketing and repositioning the Company ("Transition Duties"), as well as (ii) general matters of strategy development, cultivation and implementation of major alliances, acquisitions and mergers, investor and public relations, and any other matters and duties as may reasonably be requested by the Chief Executive Officer and the Board. During the Transition Period the Executive shall devote substantially all of his business time, attention and services to the diligent, faithful and competent discharge of such duties for the successful operation of the Company's business. Any business activity that the
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                                      -3-

Executive wishes to engage in on his own time shall not conflict or compete with any interest of the Company or interfere with the Executive's performance of his duties hereunder. During the Transition Period the Executive shall not have any managerial or operational responsibility, other than service on a board of directors, in any enterprise, firm, corporation, trust or other business entity other than the Company; provided, however, that nothing herein shall prevent the ownership by the Executive of an equity interest in any business entity, provided that such ownership does not involve any managerial or operational responsibility other than serving on the board of directors. Any directorships of corporations other than the Company must be approved in writing by the Board in advance, with the exception of directorships or similar positions with charitable and professional organizations or family-owned trusts or businesses (provided that such activities do not interfere with Executive's performance of his duties hereunder).

         (d) Responsibilities After April 30, 1998.  For the remainder of the
             -------------------------------------
term of this Agreement after April 30, 1998 (the "Remaining Term"), the Executive shall serve the Company as shall be mutually agreed by the parties. During the Remaining Term the Executive's duties, which he shall discharge diligently, faithfully and competently, shall be unchanged except that, unless otherwise mutually agreed between the parties, the Executive shall have no Transition Duties. The Executive may engage in any activity on his own time without Board approval, provided the same does not conflict or compete with any interest of the Company or interfere with the Executive's performance of his duties hereunder.
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                                      -4-

     2.  Term
         ----
         The term of this Agreement shall commence on the effective date of the Merger, and shall expire on the third anniversary thereof, unless terminated sooner in accordance with the provisions of Paragraph 6.

     3.  Compensation
         ------------
         (a) Salary.  During the Transition Period, the Company shall pay
             ------
to the Executive salary at the annual rate of Two Hundred Fifty Thousand Dollars ($250,000.00), payable in such installments as may be established, and from time to time modified, by the Company for executive compensation. During the Remaining Term, the Company shall pay to the Executive salary at the annual rate of Fifty-five Thousand Dollars ($55,000.00), payable as hereinabove specified. Salary payments shall be subject to all applicable federal and state withholding, payroll and other taxes. The Executive's salary may be adjusted at any time by mutual agreement of the parties, but shall not be lowered from the amounts hereinabove specified for the Transition Period and the Remaining Term, respectively.

         (b) Benefits.  During the term of this Agreement, subject to the
             --------
provisions of Paragraph 4, the Executive shall be reimbursed for all of his business-related travel and other business-related expenses in accordance with the Company's policies from time to time in effect, and shall also be furnished by the Company, for use in the Company's business, with such executive support services, including without limitation office space, clerical support, lap top computer, network access, cellular telephone and service, and Wildfire telephone answering and forwarding, as are customarily provided by the Company, all at the Company's expense. The Executive will
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                                      -5-


also be entitled to participate on the same basis with all other management employees of the Company in the Company's standard benefits package generally available for all other officers and employees of the Company, with respect to group health, disability and life insurance programs and retirement and profit sharing plans, to the extent such benefit plans exist.

         (c) Stock Options.  Beginning on the Annual Meeting of Stockholders
             -------------
following the Company's fiscal year ending in 1998, the Executive shall receive non-qualified stock options in the same amount, and at the same times, as are granted to non-employee directors of the Company under the Company's 1995 Non-Employee Director Option Plan (the "Director Option Plan"); provided, however, that Executive shall not be entitled to the Initial Grant of options provided under the Director Option Plan for non-employee directors upon their initial election to the Board; and provided, further, however, that with respect to any
                           --------
fiscal year such options shall not be granted to the Executive if the Executive shall not have attended at least 75% of the meetings of the Board for such fiscal year.

     4.  Acceptance of Full Time Employment
         ----------------------------------

         If at any time during the Remaining Term the Executive shall accept a full time position with an employer not the Company, the Executive shall immediately resign his employment. If following such resignation the Executive continues to serve as a non-employee director of the Company, the Company shall pay to the Executive such compensation and benefits, including without limitation stock options under the Director Stock Option Plan, as are customarily paid to a non-employee director.
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                                      -6-

     5.  Assumption of Individual, Inc. Stock Options
         --------------------------------------------

         The parties acknowledge and agree that the Executive has been granted options to purchase 1,000,000 shares of the stock of Individual, Inc. (the "Options"), pursuant to the Individual, Inc. Amended and Restated 1989 Stock Option Plan, two Individual, Inc. Non-Qualified Stock Option Agreements both dated September 3, 1996, the Individual, Inc. Incentive Stock Option Agreement dated September 3, 1996 and the July 31, 1997 Option Repricing Memorandum (the "Option Agreements"). The Company shall assume all obligations with respect to the Options, on the same terms and conditions found in the Option Agreements (which are incorporated herein by reference), except that:

         (i) The Options will be exercisable for that number of shares of the Company's Common Stock equal to the product of the number of shares of Individual, Inc. Common Stock that were purchasable under such Options immediately prior to the effective date of the Merger multiplied by the Exchange Ratio (as defined in the Merger Agreement); and
         (ii) The per share exercise price for the shares of the Company's Common Stock issuable upon exercise of the Options will be equal to the quotient determined by dividing the exercise price per share of Individual, Inc. Common Stock at which the Options were exercisable immediately prior to the effective date of the Merger by the Exchange Ratio.
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                                      -7-

Any exercise of Options shall be subject to restrictions under pooling-of-interest accounting rules to the extent applicable.

     6.  Termination
         -----------
         The Executive's employment under this Agreement shall terminate prior to the expiration of the term set forth in Paragraph 3 upon the occurrence of any of the following events:

         (i) The death or disability of the Executive. For the purposes of this Paragraph, "disability" shall mean the inability of the Executive, by reason of accident or illness, to perform substantially the duties of his employment, which inability persists for a continuous period of three (3) months.

         (ii) The giving of thirty (30) days' written notice by either party to other of the notifying party's election to terminate this Agreement for any reason other than for cause (as hereinafter defined).

         (iii) The giving of fourteen (14) days' written notice by the Executive to the Company of the Executive's election to terminate this Agreement for cause. As used in this subparagraph, "for cause" means any change in the Executive's title, position, responsibilities, compensation, benefits or location which is not consented to by the Executive.

         (iv) Immediately after determination by resolution of the Board, duly adopted by a majority of its members excluding the Executive, to terminate this Agreement for cause. As used in this subparagraph,
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                                      -8-


               "for cause" means: (A) the substantial and continuing willful breach by the Executive of his obligations under this Agreement, such breach not having been cured within thirty (30) days after the Executive's receipt of notice thereof from the Board, which notice shall set forth in reasonable detail the nature of such breach; provided, however, that this subparagraph shall not apply to acts or omissions by the Executive in the exercise of his honest business judgment; (B) the commission by the Executive of an act of fraud or substantial and material breach of fiduciary duty; or (C) the conviction of the Executive of any felony or of any misdemeanor involving moral turpitude or misappropriation of Company property.

     7.  Non-Competition; Non-Disclosure
         -------------------------------

         In connection with his employment by the Company pursuant to the terms of this Agreement, the Executive shall execute simultaneously herewith the Noncompetition, Nondisclosure and Developments Agreement attached hereto as Annex A, the terms and conditions of which are incorporated herein by reference.

     8.  No Conflict
         -----------

         The Executive warrants and represents that the performance of his obligations under this Agreement does not and will not violate or conflict with any agreement relating to confidentiality, non-competition or exclusive employment to which the Executive is or was subject. The Executive shall, during the term of this Agreement,
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                                      -9-


not enter into any agreement conflicting with or causing any breach of the provisions of this Agreement.

     9.  Waiver
         ------

         The failure of any party hereto at any time or times to require performance of any provision of this Agreement shall in no manner affect that party's right at a later time to enforce the same provision. Any waiver by any party of the breach of any provision contained in this Agreement in any one or more instances shall not be deemed to be a waiver of any other breach of the same provision or any other provisions contained herein.

     10. Notices
         -------

         Any notices or other communications required or permitted under this Agreement shall be sufficiently given if delivered in hand or if sent by registered or certified mail, postage prepaid, and if to the Executive, addressed to him as follows:

                    Mr. Michael E. Kolowich
                    116 Monument Street
                    Concord, MA  01742

With a copy to:

                    Medverd & Simmons, P.C.
                    175 Federal Street, 8th Floor
                    Boston, MA  02110
                    Attention:  Richard L. Medverd, Esquire

And if to the Company, addressed to it as follows:

                    Desktop Data, Inc.
                    80 Blanchard Road
                    Burlington, MA  01803
                    Attention:  Donald McLagan, President
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                                      -10-

With a copy to:

                    Testa, Hurwitz & Thibeault, LLP
                    125 High Street
                    Boston, MA  02110
                    Attention:  Lawrence S. Wittenberg, Esquire

Either party may at any time change his or its address for notice hereunder by giving notice thereof to the other party in accordance with the provisions of this Paragraph 10.

     11. Entire Agreement Amendment
         --------------------------

         Except as otherwise provided herein, this Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof, and supersedes all proposals, negotiations and understandings of any nature whatsoever. This Agreement may be amended only by a written instrument signed by both parties.

     12. Severability
         ------------

         If any of the provisions of this Agreement, or any part thereof, are hereafter construed to be invalid or unenforceable, the same shall not affect the remaining provisions, which shall be enforced to the fullest extent permitted by law, without regard to the invalid portion or portions.

     13. Assignment
         ----------

         The Executive acknowledges that the services to be rendered by him hereunder are unique and personal in nature. Accordingly, the Executive may not assign any of his rights or delegate any of his duties or obligations under this Agreement, except with the written consent of the Company. The rights and obligations of the Company under this Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company. The rights of the Executive hereunder shall
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                                      -11-

inure to the benefit of the Executive and, where the context so requires, to his personal representatives.

     14. Further Assurances
         ------------------

         If at any time either party hereto shall consider or be advised that any further agreement, assurances or other documents are reasonably necessary or desirable to carry out the provisions hereof and the transactions contemplated hereby, the parties hereto shall execute and deliver any and all such agreements or other documents, and do all things reasonably necessary or appropriate to carry out fully the provisions hereof.

     15. Consent
         -------

         Whenever the consent or approval of a party is required or permitted hereunder, such consent shall be in writing, and shall not be unreasonably withheld.

     16. Governing Law
         -------------

         This Agreement, the employment relationship contemplated herein and any claim arising from such relationship, whether or not arising under this Agreement, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, and this Agreement shall be deemed to be performable in Massachusetts.

     17. Captions
         --------

         The captions of the several paragraphs and subparagraphs of this Agreement have been inserted for convenience only and do not constitute a part of this Agreement.
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     18. Counterparts
         ------------

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]
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                                      -13-

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as a sealed instrument, as of the date first above written.

                              -----------------------------------
                              MICHAEL E. KOLOWICH


                              DESKTOP DATA, INC.


                              By:
                                 --------------------------------
                                 Name:
                                      ---------------------------
                                 Title:
                                      ---------------------------
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                                      -14-

                                                                         ANNEX A
                                                                         -------

                           EMPLOYEE NONCOMPETITION,
                           ------------------------

                   NONDISCLOSURE AND DEVELOPMENTS AGREEMENT
                   ----------------------------------------

     In consideration and as a condition of my employment by Desktop Data, Inc. (the "Company"), I hereby agree with the Company as follows:

          1. During the period of my employment by the Company and for one year thereafter, I agree that I will not, directly or indirectly, alone or as a partner, officer, director, employee or stockholder, or consultant to, of any entity, (a) engage in any business activity which is in competition in the United States with the products or services being developed, manufactured or sold by the Company or (b) solicit, interfere with or endeavor to entice away any employee of the Company; provided however, that this Agreement does not prohibit me from holding up to five percent (5%) of the publicly traded shares of a public company.

          2. I will not at any time, whether during or after the termination of my employment, reveal to any person or entity any of the trade secrets or confidential information concerning the organization, business or finances of the Company or of any third party which the Company is under an obligation to keep confidential (including but not limited to trade secrets or confidential information respecting inventions, products, designs, methods, know-how, techniques, systems, processes, software programs, works of authorship, customer lists, projects, plans and proposals), except as may be required in the ordinary course of performing my duties as an employee of the Company; and I shall keep secret all matters entrusted to me and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss whether directly or indirectly to the Company (it being understood that any use of such information in the exercise of honest business judgment in connection with my performance of services for the Company shall not constitute a violation of this clause).

          Further, I agree that during my employment I shall not make, use or permit to be used any notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials of any nature relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs otherwise than for the benefit of the Company. I further agree that I shall not, after the termination of my employment, use or permit to be used any such notes, memoranda, reports, lists, records, drawings, sketches, specifications, software programs, data, documentation or other materials, it being agreed that all of the foregoing shall be and remain the sole and exclusive property of the Company and that immediately upon the termination of my employment I shall deliver all of the foregoing, and all copies thereof, to the Company, at its main office.

          3. If at any time or times during my employment, I shall (either alone or with others) make, conceive, discover or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) (herein called "Developments") that (a) relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company or which may be used in relation therewith or (b) results from tasks assigned me by the Company, such Developments and the benefits thereof shall immediately become the sole and absolute property of the Company and its assigns, and I shall promptly disclose to the Company (or any persons designated by it) each such Development and hereby assign any rights I may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without publishing the same, all available information relating thereto (with all necessary plans and models) to the Company.

          Upon disclosure of each Development to the Company, I will, during my employment and at any time thereafter, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonable require:

               (a) to apply for, obtain and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

               (b) to defend any opposition proceedings in respect of such applications and any opposition proceedings or petitions or applications for revocation of such letters patent, copyright or other analogous protection.

          In the event the Company is unable, after reasonable effort, to secure my signature on any letters patent, copyright or other analogous protection relating to a development, whether because my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by me.

          4. I agree that any breach of this Agreement by me will cause irreparable damage to the Company and that in the event of such breach the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligations hereunder.
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                                      -16-

          5. I understand that this Agreement does not create an obligation on the Company or any other person or entity to continue my employment.

          6. I represent that my performance of all of the terms of this Agreement, the Employment Agreement between myself and the Company and my service as an employee and a director of the Company does not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment with the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

          7. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

          8. I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

          9. My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination and shall be binding upon my heirs, executors, administrators and legal representatives.

          10. The term "Company" shall include Desktop Data, Inc. and any of its predecessors, successors, subsidiaries, subdivisions or affiliates (including, without limitation, NewsEdge Corporation). The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

          11. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, the undersigned has executed this Agreement as a sealed instrument as of the 3rd day of November, 1997.



                              ----------------------------------------
                              Michael E. Kolowich